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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  11 March 1997
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                Date of report (Date of earliest event reported)

                                Spire Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

       0-12742                                          04-2457335
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(Commission File Number)                    (I.R.S. Employer Identification No.)

One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of Principal Executive Offices                        (Zip Code)

                                 (617) 275-6000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Spire Corporation ("Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those indicated in forward-looking statements of the Company made by or on behalf of the Company.

Item 7.   Financial Statements and Exhibits.

          Exhibit No.    Description of Exhibit

          99 Cautionary statement for purposes of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPIRE CORPORATION
                                       (Registrant)

Date:     March 11, 1997               By: /s/ Richard S. Gregorio
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                                       Richard S. Gregorio
                                       Vice President & Chief Financial Officer